Shareholder Letter F I R S T F I S C A L Q U A R T E R 2 0 2 4

AFFIRM FQ1’24 HIGHLIGHTS Max Levchin FOUNDER AND CEO 2 1 Information about Affirm's use of non-GAAP financial measures is provided under "Key Operating Metrics, Non-GAAP Financial Measures and Supplemental Performance Indicators" and "Use of Non-GAAP Financial Measures" below, and reconciliations of GAAP results to non-GAAP results are provided in the tables at the end of this letter. FQ1’24 Shareholder Letter GROSS MERCHANDISE VOLUME (“GMV”) $5.6B ↑ 28% year-over-year TOTAL REVENUE $497M ↑ 37% year-over-year 8.8% of GMV ↑ 60bps year-over-year REVENUE LESS TRANSACTION COSTS (“RLTC”) $212M ↑ 16% year-over-year 3.8% of GMV ↓ 40bps year-over-year TOTAL FUNDING CAPACITY $13.1B ↑ $1.4B quarter-over-quarter ↑ $2.0B year-over-year Fellow shareholders, Affirm delivered another set of strong results in fiscal Q1, beating our outlook across all metrics, so I’ll keep this short. GMV growth accelerated sequentially, and we significantly exceeded our outlook for Revenue Less Transaction Costs (“RLTC”). We continued to gain market share, while maintaining strong unit economics, driving positive credit outcomes, and adding funding capacity. FQ1’24 Scorecard ●GMV was $5.6 billion, accelerating sequentially to 28% year-over- year growth. ● Total Revenue was $497 million, growing 37% year-over-year. ● RLTC1 was $212 million, up 16% year-over-year, or 3.8% of GMV. ● Total Funding Capacity as of the end of the quarter increased sequentially by $1.4 billion, to a total of $13.1 billion. These are excellent results (and proud we are of all of them). We believe the important takeaway from this quarter is that having done the hard work of adapting to interest rate changes over the course of last year, we are prepared to grow our business at pace while managing credit in the higher-for-longer interest rate environment. Even more importantly, we hope those rooting for Team Affirm gain ever more confidence in our ability to continue adapting to whatever challenges will come our way next.

FQ1’24 Shareholder Letter 3 Maintaining momentum Our goal for this quarter was to build on the success of the previous one: to grow responsibly, maintain excellent unit economics, and ship new software for our merchants and consumers. We delivered on all three. Our GMV growth was over 3x that of US e-commerce overall. Travel and ticketing once again outperformed. Consumers are returning to pre-pandemic shopping patterns, and we are seeing increased demand for some of last year’s laggard categories, such as consumer electronics. Homewares and lifestyle still declined year- over-year, but the rate of decline slowed sequentially. This quarter we launched a number of important merchant-facing product initiatives and new collaborations. We made it easier for brands to sponsor interest-free programs for specific SKUs by introducing the ability to combine multiple financing offers in a single cart. Adaptive Checkout got several upgrades as we continued to expand into lower-AOV categories with a number of marketplace and fashion merchants. Affirm and Shopify continue to find new ways to grow together, and the year-over-year growth rate of Shop Pay Installments (powered by Affirm) GMV accelerated for the third quarter in a row. We simplified the experience of checking out with Affirm in a brick-and-mortar setting for our largest big box merchant, and also expanded our partnership with Verifone offline. Our enterprise partners have long requested a version of our product for their own small business customers, and I am excited to report we have rolled out a B2B program for sole proprietorships. While we pride ourselves on partnering with some of the largest merchants in the world, we care a great deal about supporting small and medium-sized businesses. The scalable way to address this segment is through self-service, which requires automating merchant underwriting, know-your-business processes, and more. As of last quarter, we are able to approve and onboard over 90% of all new merchants in real time. Corralling capital Michael and I recently spent a productive week visiting our current and prospective capital partners alongside our Capital team. It was gratifying to see Affirm’s unique approach to risk management and our structural advantages (shorter terms and transactional underwriting) recognized as durable differentiators relative to other originators, many of whom appear to be struggling with delinquencies in recent quarters. Still, we continue to keep a very keen eye on credit, as it remains job #0 at Affirm at all times. As predicted last quarter, we saw a modest seasonal increase in delinquencies (which began to normalize on schedule as the summer wrapped up) and our loss allowance increased accordingly. We shipped several new risk model improvements, balancing the twin goals of finding new opportunities to approve credit applicants without overextending them and to deliver strong yields to our capital partners. Helping that, we have substantially completed the rollout of the full range of APRs across our merchant base.

FQ1’24 Shareholder Letter 4 Scaling swipes The Affirm Card remains an area of very significant focus for the team, and we continue to make excellent progress there. Over 400k cards were active at the end of September and newer cohorts are showing similar engagement and frequency as the early adopters. We continue to see Card usage grow in new categories, most importantly groceries, fuel, and home supplies, and offline Card usage remains nearly an order of magnitude better than the non-Card average. We are excited about the growth and engagement we are seeing with the Card, yet we believe we are very far from a constant first (or even second) derivative here. Indeed, in fiscal Q1 we shipped multiple features that each resulted in single or low-double digit percentage point increases to the card activation rate: a guided first-time user experience, access to exclusive 0% APR financial plans as a reward for frequent users, and enhanced connectivity with our savings account to name just a few. As you might expect, the Card (and other product plans) will be the focus of our Investor Forum next week, and we are looking forward to sharing more there. Concluding comments We believe these results continue to demonstrate that Affirm is well-positioned to capitalize on the secular trend of consumers, merchants, regulators, and legislators (goodbye, junk fees!) all demanding that the financial industry does better for its customers. We continue to invest in our areas of strength for the long term: risk management, technology and product development, and building deep, mutually-beneficial partnerships with great institutions. While there is an incredible amount of work ahead of us, the momentum we are building gives us confidence to focus on growth, while keeping credit steady. As always, my sincere gratitude goes out to all the hard-working Affirmers. Now over to Michael for the numbers. Onward, Max

GMV growth accelerated to 28% year-over-year, which enabled us to outperform on all financial metrics relative to the outlook that we shared in August. We continued to scale our network with both existing partners – such as Shopify, where year-over-year growth accelerated for the third consecutive quarter – and product initiatives such as Affirm Card. Overall, consumer demand trends appeared to revert to near pre- pandemic levels, with category verticals such as consumer electronics returning to growth as we exited the quarter. As a result, total revenue and RLTC came in well ahead of our outlook. Year-over-year, revenue growth outpaced GMV growth driven by outperformance in network revenue and interest income, the latter of which benefited from our pricing initiatives. For the month of October, more than 90% of interest-bearing GMV was offered at up to a maximum APR of 36%, enabling us to responsibly extend access to credit to more consumers. This quarter demonstrates both our ability and intent to deliver meaningful profitability and operating leverage over time. We generated $60 million in adjusted operating income for a 12% adjusted operating margin, both of which represent the highest performance on those metrics in Affirm’s history. We continued to carefully manage expenses and therefore our RLTC outperformance directly translated into improved profitability. Higher for longer As our results show, we can deliver solid results even in a ‘higher for longer’ interest rate scenario. Despite the market’s expectation that benchmark interest rates will increase in FY’24 on a year-over-year basis, we continue to expect that RLTC as a percent of GMV will be stable in FY’24 compared to FY’23. In part, this is due to the favorable impact of our pricing initiatives, which have enabled us to offset some of the impact of higher benchmark interest rates. We therefore expect to remain within our 3-4% RLTC as a percentage of GMV target range even if the current interest rate environment persists. We are proud of our results and are well positioned to win, but know that there is still much work ahead of us. We look forward to providing investors with an update on our financial model at the Investor Forum next week. from Michael Linford, CFO FQ1’24 BY THE NUMBERS GROSS MERCHANDISE VOLUME $5.6B ↑ 28% year-over-year TOTAL REVENUE $497M ↑ 37% year-over-year 8.8% of GMV ↑ 60bps year-over-year REVENUE LESS TRANSACTION COSTS (“RLTC”) $212M ↑ 16% year-over-year 3.8% of GMV ↓ 40bps year-over-year TOTAL FUNDING CAPACITY $13.1B ↑ $1.4B quarter-over-quarter ↑ $2.0B year-over-year 5FQ1’24 Shareholder Letter Financial Update

FQ1’24 financial highlights GMV grew 28% year-over-year to $5.6 billion. On a two-year basis, GMV grew at a 44% compound annual growth rate. GMV came in better than the outlook we provided in August. We observed particularly strong demand at two of our enterprise platform partners. GMV growth from Affirm Card and one-time virtual cards also accelerated for the third consecutive quarter to 40% year-over-year, compared to 37% in FQ4’23 and 24% in FQ3’23. Affirm Card alone contributed $224 million in GMV during the quarter versus $129 million in FQ4’23 and <$10 million during FQ1’23. Category performance continued to vary. Discretionary services categories, such as travel and ticketing, performed strongly. GMV in discretionary goods categories, such as sporting goods, declined year-over-year. However, we began to see signs that categories that underperformed as the pandemic subsided are stabilizing or even returning to growth. For example, consumer electronics returned to year-over-year growth towards the end of the quarter, while the rate of decline in categories such as home and lifestyle slowed sequentially. Total Revenue grew 37% year-over-year to $497 million. Revenue as a percentage of GMV increased to 8.8%, primarily driven by higher interest income as loans held for investment increased and we realized the benefits of our pricing initiatives. Network revenue also grew strongly due to the ongoing success with one of our enterprise platform partners and the continued scaling of Affirm Card. However, gain on sales of loans decreased by $29 million year-over-year as loan buyers received more favorable terms, which reflected the higher benchmark interest rate environment. RLTC grew 16% year-over-year to $212 million, or 3.8% of GMV, compared to 4.2% of GMV in FQ1’23. This was driven by our strong revenue growth, particularly in interest income, with total revenue increasing $135 million year-over-year. The strong revenue performance reflects the impact of our pricing initiatives and a mix shift towards interest-bearing products. Somewhat offsetting this strong revenue performance was a $105 million increase in transaction costs, which was spread across most transaction cost line items excluding loss on loan purchase commitment. Due to the increase in the interest rate environment and growth in funding debt, funding costs increased $49 million year-over-year and were the largest source of transaction cost growth. 6FQ1’24 Shareholder Letter

Operating Income (Loss) was ($209) million, compared to ($287) million in FQ1’23. Operating Income (Loss) as a percentage of revenue, or Operating Margin, was (42%) in the period, compared to (79%) during FQ1’23. The improvement was driven by a $48 million year-over-year reduction in operating expenses excluding transaction expenses, paired with a $30 million increase in RLTC. Operating expenses declined in part due to the restructuring program that we announced in February 2023, as well as ongoing careful management of our expense base. The main areas of savings were in general and administrative expenses, which declined $21 million year-over-year, and sales and marketing expenses, which declined $17 million year-over-year. Adjusted Operating Income (Loss)1 was $60 million, compared to ($19) million in FQ1’23. Adjusted Operating Income (Loss) as a percentage of Revenue, or Adjusted Operating Margin, was 12% during the period compared to (5%) during FQ1’23. Adjusted Operating Income (Loss) excludes the impact of enterprise warrant and share-based expenses, stock-based compensation expense, and other items. We delivered much higher than expected adjusted operating income, which was primarily driven by our outperformance on RLTC. Non-GAAP operating expenses also declined meaningfully, with non-GAAP general and administrative expenses declining 25% year-over-year, while non-GAAP technology and data analytics expenses declined 21% over this same time period. In the coming quarters, we intend to reinvest some of this profitability into growth initiatives while continuing to drive operating leverage and carefully manage expenses as RLTC increases in absolute terms. Active consumer count grew 15% year-over-year to 16.9 million. Active consumer count excluding Returnly consumers grew 16% year-over-year to 16.1 million. Due to the wind down of the Returnly business in early October, we expect to only provide an active consumer count excluding Returnly consumers going forward. 1 Information about Affirm's use of non-GAAP financial measures is provided under "Key Operating Metrics, Non-GAAP Financial Measures and Supplemental Performance Indicators" and "Use of Non-GAAP Financial Measures" below, and reconciliations of GAAP results to non-GAAP results are provided in the tables at the end of this letter. 7FQ1’24 Shareholder Letter

Focus on unit economics We continue to expect to achieve 3-4% RLTC as a percentage of GMV over the long term. We remain confident in this target due to the success of our pricing initiatives and our mix shift towards interest-bearing loans, which have favorable unit economics. These two tailwinds drove a meaningful improvement in our average asset yield on a year-over-year basis in FQ4’23 and FQ1’24, and are expected to remain tailwinds on this same basis throughout the remainder of FY’24. While our average cost of funds are expected to gradually increase in the coming quarters, our funding channels have now been repriced much closer to market levels, and we expect our average cost of funds to stabilize in second half of fiscal 2024. As a result, on a year-over-year basis we expect the increase in average asset yield to outpace the increase in average cost of funds for each of the remaining quarters in FY’24. 8FQ1’24 Shareholder Letter Average Asset Yield vs. Average Cost of Funds

Credit quality 30+ day delinquencies excluding Pay in 4 loans increased on a sequential basis compared to FQ4’23, as expected and consistent with seasonal credit trends; however, on a year-over-year basis delinquencies declined by 30 basis points. Year-over-Year Comparison: Monthly Installment Loan 30+ Day Delinquency Rate (Ex-Pay-in-4) FQ1’24 Shareholder Letter 9 Direct-to-Consumer business update Affirm Card GMV increased to $224 million compared to $8 million in FQ1’23. We continued to onboard approximately 75k new cardholders per month, and had over 400k active Affirm Card consumers at the end of September. Affirm Direct-to- Consumer GMV ($ million)

Capital allocation and liquidity At the end of September, we had $2.1 billion in total liquidity split between cash and securities available for sale, in line with our total liquidity at the end of June. Against this amount, we had $1.4 billion in convertible debt. As previously announced, in June the Affirm board of directors authorized the repurchase of up to $800 million in aggregate principal amount of our outstanding convertible debt. We have not executed any repurchases under this authorization to date. These repurchases may be made from time to time through December 31, 2023, in privately negotiated transactions. Subject to market conditions, we will continue to evaluate opportunities to optimize the debt capital structure and proactively manage long-term liabilities. FQ1’24 Shareholder Letter 10 Capital and funding update Total funding capacity increased to $13.1 billion at the end of September, up from $11.7 billion at the end of June, as we added meaningful capacity across all of our funding channels. Our $750 million ABS offering in September, the largest ever for Affirm, saw strong demand from investors with the final order book being 3x oversubscribed with 35 unique investors. Despite higher rates, this transaction demonstrated improvement in funding efficiency and lower credit spreads than our April transaction. We continued to expand our warehouse financing facilities with both new and existing partners. We also onboarded new loan buyer capacity with three new forward flow partnerships, further diversifying our forward flow partner base. Finally, we continued to optimize our balance sheet and our capital intensity, as measured by Equity Capital Required (“ECR”) as a percentage of Total Platform Portfolio (“ECR Ratio”), which remained stable at 5% versus our prior expectation that it would increase to 6.5%. This outperformance was primarily due to an improvement in funding market conditions.

Our outlook incorporates the following assumptions: Interest rates and macroeconomic environment ● The current forward interest rate curve and negative consumer sentiment will persist through the remainder of the fiscal year ending June 30, 2024, with no improvement in macroeconomic conditions. ●We have incorporated consumers’ student loan balances into our underwriting decisions and continue to expect the resumption of loan repayments to be a modest headwind to our FY’24 GMV. Seasonality and product mix ●We expect increased consumer demand for our financing products in the fourth quarter of the calendar year, which is our second fiscal quarter, resulting in a quarterly high point for GMV. ●We expect our second fiscal quarter to represent a quarterly low point for both Revenue as a percentage of GMV and RLTC as a percentage of GMV driven by the timing mismatch of Revenue and the Provision for Credit Losses in our business. Pricing ●We expect to continue to realize year-over-year increases in the weighted-average APRs for interest- bearing loans. Product ●Our outlook includes the expected financial impact of the continued ramp of our Affirm Card offerings. Funding ●We expect Equity Capital Required (“ECR”) as a percentage of Total Platform Portfolio (“ECR Ratio”) to peak at approximately 6% in our second fiscal quarter and decrease thereafter. Financial Outlook 11FQ1’24 Shareholder Letter

The following summarizes Affirm’s financial outlook for the full year FY’24: ●GMV of more than $24.25 billion ● Revenue as a percentage of GMV similar to FY’23 ● Revenue Less Transaction Costs as a percentage of GMV similar to FY’23 ● Adjusted Operating Margin of more than 5 percent ●Weighted Average Shares Outstanding of 311 million In light of the current macroeconomic conditions, we are maintaining an outlook for FY’24 that is focused on the goals and operating principles by which we expect to manage the business this year. Fiscal Q2 2024 GMV Revenue Transaction Costs Revenue Less Transaction Costs Adjusted Operating Margin2 Weighted Average Shares Outstanding $6.70 to $6.90 billion $495 to $520 million $310 to $320 million $185 to $200 million 2 to 4 percent 308 million The following table summarizes Affirm’s financial outlook for the second fiscal quarter of 2024: 12FQ1’24 Shareholder Letter 2 A reconciliation of adjusted operating margin to the comparable GAAP measure is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses that may be incurred in the future.

13 Conference Call Affirm will host a conference call and webcast to discuss first fiscal quarter 2024 financial results on November 8, 2023, at 5:00 pm ET. Hosting the call will be Max Levchin, Founder and Chief Executive Officer, and Michael Linford, Chief Financial Officer. The conference call will be webcast live from the Company's investor relations website at https://investors.affirm.com/. A replay will be available on the investor relations website following the call. Contacts About Affirm Affirm 2023 Investor Forum Affirm will host an Investor Forum on Tuesday, November 14, 2023 in New York City. Affirm’s management team will provide an update on the company’s vision, commercial and product initiatives, and financial framework. Both a live webcast and replay of the Forum will be available on the Company’s investor relations website. Affirm’s mission is to deliver honest financial products that improve lives. By building a new kind of payment network — one based on trust, transparency and putting people first — we empower millions of consumers to spend and save responsibly, and give thousands of businesses the tools to fuel growth. Unlike most credit cards and other pay-over-time options, we show consumers exactly what they will pay up front, never increase that amount, and never charge any late or hidden fees. Investor Relations: ir@affirm.com Media: press@affirm.com 13FQ1’24 Shareholder Letter

Three Months Ended September 30, 2023 2022 (in millions, except GMV and percent data) (unaudited) GMV (in billions) $ 5.6 $ 4.4 Total Transactions (count) 18.8 13.3 Total Revenue, net $ 496.5 $ 361.6 Total Revenue as a % of GMV 8.8% 8.2 % Transaction Costs (Non-GAAP) $ 284.2 $ 179.3 Transaction Costs as a % of GMV 5.1% 4.1 % Revenue Less Transaction Costs (Non-GAAP) $ 212.4 $ 182.3 Revenue Less Transaction Costs as a % of GMV (Non-GAAP) 3.8% 4.2 % Operating Loss $ (209.4) $ (287.5) Operating Margin (42.2) % (79.5) % Adjusted Operating Income (Loss) (Non-GAAP) $ 59.9 $ (18.6) Adjusted Operating Margin (Non-GAAP) 12.1% (5.1) % Net Loss $ (171.8) $ (251.3) Key Operating Metrics, Non-GAAP Financial Measures and Supplemental Performance Indicators September 30, 2023 June 30, 2023 September 30, 2022 (unaudited) Active Consumers (in millions) 16.9 16.5 14.7 Transactions per Active Consumer 4.1 3.9 3.3 Active Merchants (in thousands) 266.3 254.1 244.9 Total Platform Portfolio (Non-GAAP) (in billions) $ 9.0 $ 8.7 $ 7.3 Equity Capital Required (Non-GAAP) (in millions) $ 441.1 $ 472.6 $ 175.3 Equity Capital Required as a % of Total Platform Portfolio (Non-GAAP) 4.9% 5.4% 2.4 % Allowance for Credit Losses as a % of Loans Held for Investment 5.1% 4.6% 5.7% 14FQ1’24 Shareholder Letter

Key Operating Metrics Gross Merchandise Volume (“GMV”) - The Company defines GMV as the total dollar amount of all transactions on the Affirm platform during the applicable period, net of refunds. GMV does not represent revenue earned by the Company. However, the Company believes that GMV is a useful operating metric to both the Company and investors in assessing the volume of transactions that take place on the Company's platform, which is an indicator of the success of the Company's merchants and the strength of that platform. Active Consumers - The Company defines an active consumer as a consumer who engages in at least one transaction on its platform during the 12 months prior to the measurement date. The Company believes that active consumers is a useful operating metric to both the Company and investors in assessing consumer adoption and engagement and measuring the size of the Company's network. Transactions per Active Consumer - Transactions per active consumer is defined as the average number of transactions that an active consumer has conducted on its platform during the 12 months prior to the measurement date. The Company believes that transactions per active consumer is a useful operating metric to both the Company and investors in assessing consumer engagement and repeat usage, which is an indicator of the value of the Company's network. Non-GAAP Financial Measures Transaction Costs - The Company defines transaction costs as the sum of loss on loan purchase commitment, provision for credit losses, funding costs, and processing and servicing expense. The Company believes that transaction costs is a useful financial measure to both the Company and investors of those costs, which vary with the volume of transactions processed on the Company's platform. Transaction Costs as a Percentage of GMV - The Company defines transaction costs as a Percentage of GMV as transaction costs, as defined above, as a percentage of GMV, as defined above. The Company believes that transaction costs as a percentage of GMV is a useful financial measure to both the Company and investors as it approximates the variable cost efficiency of transactions processed on the Company's platform. Revenue Less Transaction Costs (“RLTC”) - The Company defines revenue less transaction costs as GAAP total revenue less transaction costs, as defined above. The Company believes that revenue less transaction costs is a useful financial measure to both the Company and investors of the economic value generated by transactions processed on the Company's platform. Revenue Less Transaction Costs as a Percentage of GMV - The Company defines revenue less transaction costs as a percentage of GMV as revenue less transaction costs, as defined above, as a percentage of GMV, as defined above. The Company believes that revenue less transaction costs as a percentage of GMV is a useful financial measure to both the Company and investors of the unit economics of transactions processed on the Company's platform. Adjusted Operating Income (Loss) - The Company defines adjusted operating income (loss) as its GAAP operating loss, excluding: (a) depreciation and amortization; (b) stock-based compensation included in GAAP operating loss; (c) the expense related to warrants and share-based payments granted to enterprise partners; and (d) certain other costs as set forth in the reconciliation of adjusted operating income (loss) to GAAP operating loss included in the tables at the end of this letter. Adjusted operating income (loss) is presented because the Company believes that it is a useful financial measure to both the Company and investors for evaluating its operating performance and that it facilitates period to period comparisons of the Company's results of operations as the items excluded generally are not a function of the Company's operating performance. FQ1’24 Shareholder Letter 15

Adjusted Operating Margin - The Company defines adjusted operating margin as its adjusted operating income (loss), as defined above, as a percentage of its GAAP total revenue. Similar to adjusted operating income (loss), the Company believes that adjusted operating margin is a useful financial measure to both the Company and investors for evaluating its operating performance and that it facilitates period to period comparisons of the Company's results of operations as the items excluded generally are not a function of the Company's operating performance. Total Platform Portfolio - The Company defines total platform portfolio as the unpaid principal balance outstanding of all loans facilitated through its platform as of the balance sheet date, including loans held for investment, loans held for sale, and loans owned by third-parties. The Company believes that total platform portfolio is a useful financial measure to both the Company and investors in assessing the scale of funding requirements for the Company's network. Equity Capital Required (“ECR”) - The Company defines equity capital required as the sum of the balance of loans held for investment and loans held for sale, less the balance of funding debt and notes issued by securitization trusts as of the balance sheet date. The Company believes that equity capital required is a useful financial measure to both the Company and investors in assessing the amount of the Company's total platform portfolio that the Company funds with its own equity capital. Equity Capital Required as a Percentage of Total Platform Portfolio (“ECR Ratio”)- The Company defines equity capital required as a percentage of total platform portfolio as equity capital required, as defined above, as a percentage of total platform portfolio, as defined above. The Company believes that equity capital required as a percentage of total platform portfolio is a useful financial measure to both the Company and investors in assessing the proportion of outstanding loans on the Company's platform that are funded by the Company's own equity capital. Non-GAAP Sales and Marketing Expense - The Company defines non-GAAP sales and marketing expense as GAAP sales and marketing expense, excluding: (a) depreciation and amortization; (b) stock-based compensation included in GAAP operating loss; (c) the expense related to warrants and share-based payments granted to enterprise partners; and (d) certain other costs as set forth in the reconciliation of adjusted operating income (loss) to GAAP operating loss included in the tables at the end of this letter. Non- GAAP sales and marketing expense is presented because the Company believes that it is a useful financial measure to both the Company and investors of its sales and marketing activities and that it facilitates period to period comparisons of the Company's sales and marketing as the items excluded generally are not a function of the Company's operating performance. Non-GAAP Technology and Data Analytics Expense - The Company defines non-GAAP technology and data analytics expense as GAAP technology and data analytics expense, excluding: (a) depreciation and amortization; (b) stock-based compensation included in GAAP operating loss; and (c) certain other costs as set forth in the reconciliation of adjusted operating income (loss) to GAAP operating loss included in the tables at the end of this letter. Non-GAAP technology and data analytics expense is presented because the Company believes that it is a useful financial measure to both the Company and investors of its technology and data analytics activities and that it facilitates period to period comparisons of the Company's technology and data analytics as the items excluded generally are not a function of the Company's operating performance. FQ1’24 Shareholder Letter 16

Non-GAAP General and Administrative Expense - The Company defines non-GAAP general and administrative expense as GAAP general and administrative expense, excluding: (a) depreciation and amortization; (b) stock-based compensation included in GAAP operating loss; and (c) certain other costs as set forth in the reconciliation of adjusted operating income (loss) to GAAP operating loss included in the tables at the end of this letter. Non-GAAP general and administrative expense is presented because the Company believes that it is a useful financial measure to both the Company and investors as it facilitates period to period comparisons of the Company's general and administrative costs as the items excluded generally are not a function of the Company's operating performance. Supplemental Performance Indicators Active Merchants - The Company defines an active merchant as a merchant which engages in at least one transaction on its platform during the 12 months prior to the measurement date. The Company believes that active merchants is a useful performance indicator to both the Company and investors because it measures the reach of the Company's network. Total Transactions - The Company defines total transactions as the total number of unique transactions on the Affirm platform during the applicable period. The Company believes that total transactions is a useful performance indicator to both the Company and investors because it measures the frequency of consumer engagement, as demonstrated by the total number of unique transactions. Total Revenue as a Percentage of GMV - The Company defines total revenue as a percentage of GMV as GAAP total revenue as a percentage of GMV, as defined above. The Company believes that total revenue as a percentage of GMV is a useful performance indicator to both the Company and investors of the revenue generated on a transaction processed on the Company's platform. Allowance for Credit Losses as a Percentage of Loans Held for Investment - The Company defines allowance for credit losses as a percentage of loans held for investment as GAAP allowance for credit losses as a percentage of GAAP loans held for investment. The Company believes that allowance for credit losses as a percentage of loans held for investment is a useful performance indicator to both the Company and investors of the future estimated credit losses on the Company's outstanding loans held for investment. Funding Capacity - The Company defines funding capacity as the total amount of committed funding provided by warehouse credit facilities, securitizations, and forward flow loan sale agreements available for the purchase or financing of loans. Funding capacity also includes the utilized portion of uncommitted forward flow loan sale agreements as of the measurement date. The Company believes that funding capacity is a useful performance indicator to both the Company and investors of its ability to fund loan transactions on the Affirm platform. Delinquencies - The Company defines delinquency as when a payment on a loan becomes more than 4 days past due. The Company generally views delinquency in groupings of more than 30 days past due, more than 60 days past due, and more than 90 days past due. A loan is charged off after a payment on a loan becomes 120 days past due. The Company believes that delinquencies are a useful performance indicator to both the Company and investors of the credit quality and performance of the loan portfolio. Average Asset Yield - The Company defines average asset yield as the annualized interest income on unpaid principal balance, divided by the average of loans held for investment during the period. The Company believes that average asset yield is a useful indicator of annualized yield on loans from interest income paid by consumers. FQ1’24 Shareholder Letter 17

Average Cost of Funds - The Company defines average cost of funds as annualized funding costs divided by the average of funding debt and notes issued by securitization trusts during the period. The Company believes that this is a useful indicator of the average cost of third-party financing of loans held for investment. Cumulative Net Charge-Offs - The Company defines cumulative net charge-offs as the total dollar amount of loans charged off over time from a specific cohort of transaction, less any recoveries. The Company believes that cumulative net charge-offs is a useful performance indicator to both the Company and Investors of the credit quality and performance of the loan portfolio. Net Cash - The Company defines net cash as cash and cash equivalents plus securities available for sale, minus convertible senior notes. The Company believes that net cash is a useful performance indicator to both the Company and investors as it provides an alternative perspective of the Company's liquidity. Use of Non-GAAP Financial Measures To supplement the Company's condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States ("GAAP"), the Company presents the following non-GAAP financial measures: transaction costs, transaction costs as a percentage of GMV, revenue less transaction costs, revenue less transaction costs as a percentage of GMV, non-GAAP sales and marketing expense, non-GAAP general and administrative expense, adjusted operating income (loss), adjusted operating margin, total platform portfolio, equity capital required, and equity capital required as a percentage of total platform portfolio. Definitions of these non-GAAP financial measures are included under "Key Operating Metrics, Non-GAAP Financial Measures and Supplemental Performance Indicators" above, and reconciliations of these non-GAAP financial measures with the most directly comparable GAAP financial measures are included in the tables below. Summaries of the reasons why the Company believes that the presentation of each of these non-GAAP financial measures provides useful information to the Company and investors are included under "Key Operating Metrics, Non-GAAP Financial Measures and Supplemental Performance Indicators" above. In addition, the Company uses these non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of its annual operating budget, and for evaluating the effectiveness of its business strategy. However, these non-GAAP financial measures are presented for supplemental informational purposes only, and these non-GAAP financial measures have limitations as analytical tools. Some of these limitations are as follows: ● Revenue less transaction costs and revenue less transaction costs as a percentage of GMV are not intended to be measures of operating profit or loss as they exclude key operating expenses such as technology and data analytics, sales and marketing, and general and administrative expenses; ● Adjusted operating income (loss) and adjusted operating margin exclude certain recurring, non-cash charges such as depreciation and amortization, the expense related to warrants and share-based payments granted to enterprise partners, and share-based compensation expense, which have been, and will continue to be for the foreseeable future, significant recurring expenses; and ● Other companies, including companies in the same industry, may calculate these non-GAAP financial measures differently from how the Company calculates them or not at all, which reduces its usefulness as a comparative measure. Accordingly, investors should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of the Company's financial results as reported under GAAP, and these non-GAAP measures should be considered along with other operating and financial performance measures presented in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate the business. FQ1’24 Shareholder Letter 18

Cautionary Note About Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. All statements other than statements of historical fact are forward-looking statements, including statements regarding: the Company's strategy and future operations, including the Company's partnerships with certain key merchants and commerce platforms as well as its engagement with existing and prospective originating bank partners; the development, innovation, introduction and performance of, and demand for, the Company's products, including Affirm Card; the Company’s ability to maintain funding sources to support its business; acquisition and retention of merchants and consumers; the Company's future growth, investments, network expansion, product mix, brand awareness, financial position, gross merchandise volume, revenue, transaction costs, operating income, provision for credit losses, and cash flows; and general economic trends and trends in the Company's industry and markets. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and assumptions include factors relating to: the Company's need to attract additional merchants, partners and consumers and retain and grow its relationships with existing merchants, partners and consumers; the highly competitive and evolving nature of its industry; its need to maintain a consistently high level of consumer satisfaction and trust in its brand; the concentration of a large percentage of its revenue and GMV with a small number of merchant partners and commerce platforms; its ability to sustain its revenue growth rate or the growth rate of its related key operating metrics; its ability to successfully maintain its relationship with Celtic Bank as an originating bank partner and engage additional originating bank partners; its ability to maintain, renew or replace its existing funding arrangements and build and grow new funding relationships; the impact of any of its existing funding sources becoming unwilling or unable to provide funding to it on terms acceptable to it, or at all; its ability to effectively underwrite loans facilitated through its platform and accurately price credit risk; the performance of loans facilitated through its platform; the impact of increases in market interest rates and negotiated interest rate spreads on its business; the terms of its securitizations, warehouse credit facilities and forward flow agreements; the impact on its business of general economic conditions, including the impact of inflation, increasing recessionary concerns, instability of financial institutions, the financial performance of its merchants, and fluctuations in the U.S. consumer credit market; its ability to achieve sustained profitability in the future; its ability to grow effectively through acquisitions or other strategic investments or alliances; seasonal or other fluctuations in its revenue and GMV as a result of consumer spending patterns; pending and future litigation, regulatory actions and/or compliance issues; developments in its regulatory environment; the impact of the reduction in its workforce announced in February 2023, including its ability to continue to attract and retain highly skilled employees; and other risks that are described in its most recent Annual Report on Form 10-K and in its other filings with the U.S. Securities and Exchange Commission. These forward-looking statements reflect the Company's views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements.The forward-looking statements are made as of the date hereof, and the Company assumes no obligation and does not intend to update these forward-looking statements. FQ1’24 Shareholder Letter 19

September 30, 2023 June 30, 2023 Assets Cash and cash equivalents $ 1,079,261 $ 892,027 Restricted cash 409,231 367,917 Securities available for sale at fair value 1,021,630 1,174,653 Loans held for sale 145 76 Loans held for investment 4,549,422 4,402,962 Allowance for credit losses (232,068) (204,531) Loans held for investment, net 4,317,354 4,198,431 Accounts receivable, net 236,234 199,085 Property, equipment and software, net 338,749 290,135 Goodwill 536,418 542,571 Intangible assets 19,828 34,434 Commercial agreement assets 156,115 177,672 Other assets 292,184 278,614 Total assets $ 8,407,149 $ 8,155,615 Liabilities and stockholders’ equity Liabilities: Accounts payable $ 27,345 $ 28,602 Payable to third-party loan owners 109,498 53,852 Accrued interest payable 19,589 13,498 Accrued expenses and other liabilities 160,328 180,883 Convertible senior notes, net 1,415,080 1,414,208 Notes issued by securitization trusts 2,398,758 2,165,577 Funding debt 1,709,751 1,764,812 Total liabilities 5,840,349 5,621,432 Stockholders’ equity: Class A common stock, par value $0.00001 per share: 3,030,000,000 shares authorized, 241,468,132 shares issued and outstanding as of September 30, 2023; 3,030,000,000 shares authorized, 237,230,381 shares issued and outstanding as of June 30, 2023 2 2 Class B common stock, par value $0.00001 per share: 140,000,000 shares authorized, 59,613,755 shares issued and outstanding as of September 30, 2023; 140,000,000 shares authorized, 59,615,836 shares issued and outstanding as of June 30, 2023 1 1 Additional paid in capital 5,355,032 5,140,850 Accumulated deficit (2,763,030) (2,591,247) Accumulated other comprehensive loss (25,205) (15,423) Total stockholders’ equity 2,566,800 2,534,183 Total liabilities and stockholders’ equity $ 8,407,149 $ 8,155,615 AFFIRM HOLDINGS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (in thousands, except share and per share amounts) 20FQ1’24 Shareholder Letter

AFFIRM HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Unaudited) (in thousands, except share and per share amounts) Three Months Ended September 30, 2023 2022 Revenue Merchant network revenue $ 145,950 $ 113,149 Card network revenue 33,476 26,708 Total network revenue 179,426 139,857 Interest income 262,679 136,802 Gain on sales of loans 34,285 63,595 Servicing income 20,157 21,370 Total revenue, net $ 496,547 $ 361,624 Operating expenses Loss on loan purchase commitment $ 34,866 $ 35,610 Provision for credit losses 99,696 64,250 Funding costs 73,931 25,066 Processing and servicing 75,671 54,359 Technology and data analytics 132,965 144,961 Sales and marketing 146,866 163,873 General and administrative 140,334 160,972 Restructuring and other 1,665 — Total operating expenses 705,994 649,091 Operating loss $ (209,447) $ (287,467) Other income, net 38,707 36,018 Loss before income taxes $ (170,740) $ (251,449) Income tax (benefit) expense 1,043 (180) Net loss $ (171,783) $ (251,269) Other comprehensive loss Foreign currency translation adjustments $ (11,898) $ (21,546) Unrealized gain (loss) on securities available for sale, net 1,353 (5,528) Gain on cash flow hedges 763 — Net other comprehensive loss (9,782) (27,074) Other comprehensive loss $ (181,565) $ (278,343) Per share data: Net loss per share attributable to common stockholders for Class A and Class B Basic $ (0.57) $ (0.86) Diluted $ (0.57) $ (0.86) Weighted average common shares outstanding Basic 303,839,670 290,929,270 Diluted 303,839,670 290,929,270 Three Months Ended September 30, 2023 2022 General and administrative $ 70,184 $ 67,340 Technology and data analytics 35,135 43,428 Sales and marketing 5,465 8,128 Processing and servicing 1,575 912 Total stock-based compensation in operating expenses $ 112,359 $ 119,808 The following table presents the components and classification of stock-based compensation (in thousands): 21FQ1’24 Shareholder Letter

AFFIRM HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (in thousands) Three Months Ended September 30, 2023 2022 Cash flows from operating activities Net loss $ (171,783) $ (251,269) Adjustments to reconcile net loss to net cash used in operating activities: Provision for credit losses 99,696 64,250 Amortization of premiums and discounts on loans, net (41,138) (34,595) Gain on sales of loans (34,285) (63,595) Changes in fair value of assets and liabilities (4,110) 3,906 Amortization of commercial agreement assets 21,557 21,557 Amortization of debt issuance costs 5,534 1,076 Amortization of discount on securities available for sale (12,120) (7,620) Commercial agreement warrant expense 95,910 108,743 Stock-based compensation 112,359 119,808 Depreciation and amortization 40,131 20,882 Impairment of right of use assets 752 — Other (4,730) 2,053 Change in operating assets and liabilities: Purchases of loans held for sale (1,222,224) (1,655,213) Proceeds from the sale of loans held for sale 1,228,110 1,707,838 Accounts receivable, net (42,208) (6,649) Other assets (12,566) (3,000) Accounts payable (1,257) 1,462 Payable to third-party loan owners 55,646 19,428 Accrued interest payable 6,264 (1,078) Accrued expenses and other liabilities (20,636) 3,231 Net cash provided by operating activities 98,902 51,215 Cash flows from investing activities Purchases and origination of loans held for investment (4,229,667) (2,744,825) Proceeds from the sale of loans held for investment 899,238 326,713 Principal repayments and other loan servicing activity 3,184,851 2,206,725 Additions to property, equipment and software (35,817) (31,151) Purchases of securities available for sale (96,813) (104,629) Proceeds from maturities and repayments of securities available for sale 262,293 464,492 Other investing cash inflows/(outflows) 56 (52) Net cash provided by (used in) investing activities (15,859) 117,273 Cash flows from financing activities Proceeds from funding debt 2,896,251 1,193,761 Payment of debt issuance costs (10,490) (7,423) Principal repayments of funding debt (2,938,674) (1,059,607) Proceeds from issuance of notes and residual trust certificates by securitization trusts 750,000 249,931 Principal repayments of notes issued by securitization trusts (515,377) (150,713) Proceeds from exercise of common stock options and warrants and contributions to ESPP 3,611 1,013 Repurchases of common stock — (109) Payments of tax withholding for stock-based compensation (36,515) (27,311) Net cash provided by financing activities 148,806 199,542 Effect of exchange rate changes on cash, cash equivalents and restricted cash (3,301) (5,299) Net increase in cash, cash equivalents and restricted cash 228,548 362,731 Cash, cash equivalents and restricted cash, beginning of period 1,259,944 1,550,807 Cash, cash equivalents and restricted cash, end of period $ 1,488,492 $ 1,913,538 22FQ1’24 Shareholder Letter

AFFIRM HOLDINGS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, CONT. (Unaudited) (in thousands) Three Months Ended September 30, 2023 2022 Supplemental disclosures of cash flow information Cash payments for interest expense $ 64,868 $ 22,819 Cash paid for operating leases 4,104 4,167 Cash paid for income taxes 312 138 Supplemental disclosures of non-cash investing and financing activities Stock-based compensation included in capitalized internal-use software $ 38,803 $ 21,204 23FQ1’24 Shareholder Letter

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following tables present a reconciliation of transaction costs, revenue less transaction costs, adjusted operating loss, adjusted operating margin, non-GAAP general and administrative expense, non-GAAP Technology and data analytics expense, and equity capital required to their most directly comparable financial measures prepared in accordance with GAAP for each of the periods indicated. Three Months Ended September 30, 2023 2022 (in thousands, except percent data) Operating expenses Loss on loan purchase commitment $ 34,866 $ 35,610 Provision for credit losses 99,696 64,250 Funding costs 73,931 25,066 Processing and servicing 75,671 54,359 Transaction costs (Non-GAAP) $ 284,164 $ 179,285 Technology and data analytics 132,965 144,961 Sales and marketing 146,866 163,873 General and administrative 140,334 160,972 Restructuring and other 1,665 — Total operating expenses $ 705,994 $ 649,091 Total revenue $ 496,547 $ 361,624 Less: Transaction costs (Non-GAAP) (284,164) (179,285) Revenue less transaction costs (Non-GAAP) $ 212,383 $ 182,339 Operating income (loss) $ (209,447) $ (287,467) Add: Depreciation and amortization 40,060 20,882 Add: Stock-based compensation included in operating expenses 112,359 119,808 Add: Enterprise warrant and share-based expense 115,373 128,205 Add: Other costs 3 (66) 5 Add: Restructuring and other 1,665 — Adjusted operating income (loss) (Non-GAAP) $ 59,944 $ (18,567) Divided by: Total revenue, net $ 496,547 $ 361,624 Adjusted operating margin (Non-GAAP) 12.1% (5.1) % General and administrative expense $ 140,334 $ 160,972 Less: Depreciation and amortization included in general and administrative expense (604) (625) Less: Stock-based compensation included in general and administrative expense (70,184) (67,340) Less: Other costs included in general and administrative expense 66 (5) Non-GAAP General and administrative expense $ 69,612 $ 93,002 Technology and data analytics expense $ 132,965 $ 144,961 Less: Depreciation and amortization included in technology and data analytics expense (31,676) (17,963) Less: Stock-based compensation included in technology and data analytics expense (35,135) (43,428) Non-GAAP Technology and data analytics expense $ 66,154 $ 83,570 September 30, 2023 June 30, 2023 September 30, 2022 (in thousands) Loans held for investment $ 4,549,422 $ 4,402,962 $ 2,681,637 Add: Loans held for sale 145 76 7,112 Less: Funding debt (1,709,751) (1,764,812) (792,637) Less: Notes issued by securitization trusts (2,398,758) (2,165,577) (1,720,812) Equity capital required (Non-GAAP) $ 441,058 $ 472,649 $ 175,300 3 Other costs consist of expenses incurred in the period associated with the Company's acquisitions and restructuring and exit and disposal costs 24FQ1’24 Shareholder Letter

SUPPLEMENTAL DELINQUENCY INFORMATION Three Months Ending September 30 December 31 March 31 June 30 30+ Day Delinquencies FY 2018 3.9% 3.8% 2.9% 2.6% FY 2019 2.9% 2.5% 2.0% 1.9% FY 2020 2.5% 2.1% 1.9% 1.1% FY 2021 0.8% 0.8% 0.7% 0.9% FY 2022 1.5% 1.6% 2.1% 2.1% FY 2023 2.7% 2.4% 2.3% 2.1% FY 2024 2.4% 60+ Day Delinquencies FY 2018 2.3% 2.2% 1.7% 1.4% FY 2019 1.6% 1.4% 1.2% 1.1% FY 2020 1.4% 1.2% 1.1% 0.8% FY 2021 0.5% 0.4% 0.4% 0.5% FY 2022 0.9% 0.9% 1.2% 1.2% FY 2023 1.6% 1.5% 1.4% 1.2% FY 2024 1.4% 90+ Day Delinquencies FY 2018 1.0% 1.0% 0.8% 0.6% FY 2019 0.8% 0.7% 0.5% 0.5% FY 2020 0.6% 0.6% 0.5% 0.4% FY 2021 0.2% 0.2% 0.2% 0.2% FY 2022 0.4% 0.4% 0.5% 0.5% FY 2023 0.7% 0.7% 0.6% 0.5% FY 2024 0.7% Three Months Ending September 30 December 31 March 31 June 30 30+ Day Delinquencies FY 2018 4.0% 3.8% 3.2% 2.9% FY 2019 3.3% 3.2% 2.7% 2.6% FY 2020 3.2% 2.9% 2.8% 1.8% FY 2021 1.4% 1.3% 1.2% 1.3% FY 2022 2.1% 2.1% 2.7% 2.5% FY 2023 3.2% 2.7% 2.5% 2.3% FY 2024 2.5% 60+ Day Delinquencies FY 2018 2.3% 2.2% 1.8% 1.6% FY 2019 1.9% 1.8% 1.6% 1.5% FY 2020 1.8% 1.7% 1.6% 1.3% FY 2021 0.8% 0.7% 0.7% 0.7% FY 2022 1.2% 1.2% 1.6% 1.4% FY 2023 1.9% 1.6% 1.5% 1.3% FY 2024 1.5% 90+ Day Delinquencies FY 2018 1.1% 1.0% 0.9% 0.7% FY 2019 0.9% 0.9% 0.7% 0.6% FY 2020 0.8% 0.8% 0.7% 0.6% FY 2021 0.4% 0.3% 0.3% 0.3% FY 2022 0.6% 0.6% 0.6% 0.6% FY 2023 0.9% 0.8% 0.7% 0.6% FY2024 0.7% Delinquency Rates (ex-Pay in 4, ex-Peloton) Delinquency Rates (ex-Pay in 4) 25FQ1’24 Shareholder Letter